UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2014

SELECT MEDICAL HOLDINGS CORPORATION
SELECT MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-34465 001-31441	20-1764048 23-2872718
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4714 Gettysburg Road, P.O. Box 2034

Mechanicsburg, PA 17055

(Address of principal executive offices) (Zip Code)

(717) 972-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

On October 23, 2014, Select Medical Corporation (“Select”), Select Medical Holdings Corporation (“Holdings”), JPMorgan Chase Bank, N.A., as administrative agent and collateral agent and the lender named therein entered into an Additional Credit Extension Amendment (the “Revolver Extension Amendment”) to Select’s senior secured credit facility with a group of lenders and JPMorgan Chase Bank, N.A. as administrative agent.  Pursuant to the terms and conditions of the Revolver Extension Amendment, the lender will extend the maturity date on $6.75 million in aggregate principal of revolving commitments from June 1, 2016 to March 1, 2018.

On October 23, 2014, Select, Holdings, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent and the additional lender named therein entered into an Additional Credit Extension Amendment (the “Revolver Incremental Amendment”) to Select’s senior secured credit facility with a group of lenders and JPMorgan Chase Bank, N.A. as administrative agent. Pursuant to the terms and conditions of the Revolver Incremental Amendment, the lender named therein will commit $50.0 million in incremental revolving commitments that mature on March 1, 2018. All other material terms and conditions applicable to Select’s revolving credit commitments are applicable to incremental revolving commitments created under the Revolver Incremental Amendment.

The foregoing descriptions of the Revolver Extension Amendment and Revolver Incremental Amendment do not purport to be complete and are qualified in their entirety by reference to the Revolver Extension Amendment and Revolver Incremental Amendment, respectively. Copies of the Revolver Extension Amendment and Revolver Incremental Amendment are attached to this report as Exhibits 10.1 and 10.2, respectively, and incorporated by reference herein.

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required to be disclosed by this Item 2.03 is set forth above in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1

Additional Credit Extension Amendment, dated as of October 23, 2014, among Holdings, Select, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent and the additional lender named therein.

10.2

Additional Credit Extension Amendment, dated as of October 23, 2014, among Holdings, Select, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent and the additional lender named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL HOLDINGS CORPORATION
SELECT MEDICAL CORPORATION

Date: October 24, 2014	By:	/s/ Michael E. Tarvin
Michael E. Tarvin
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1

Additional Credit Extension Amendment, dated as of October 23, 2014, among Holdings, Select, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent and the additional lender named therein.

10.2

Additional Credit Extension Amendment, dated as of October 23, 2014, among Holdings, Select, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent and the additional lender named therein.